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                        MORTGAGE LOAN PURCHASE AGREEMENT


     Mortgage Loan Purchase Agreement, dated as of December 14, 2000 (the "Agreement"), between UBS Warburg Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, a Delaware limited liability company, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with it successors and permitted assigns hereunder, the "Additional Party") and Structured Asset Securities Corporation (together with its successors and permitted assigns hereunder, the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 11, 2000, among the Purchaser as depositor, First Union National Bank as master servicer (the "Master Servicer"), Lennar Partners, Inc. as special servicer (the "Special Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

     The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman"), UBS Warburg LLC ("UBSW") and Deutsche Bank Securities Inc. (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSW (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

     In connection with the transactions contemplated hereby, the Seller, UBS
(USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule")


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annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $528,429,818.31 (the "Initial Pool Balance") as of the close of business on December 11, 2000 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 21, 2000 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of: (A) a cash amount equal to 106.82986% of the Initial Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) Certificates representing a 52.992% Percentage Interest in each Class of Residual Interest Certificates (such Certificates, the "Seller's Residual Interest Certificates").

SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

     (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

     (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and when provided in the Pooling and Servicing Agreement, cause each assignment of Mortgage, each assignment of Assignment of Leases and each UCC-2 and UCC-3, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure


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such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan). The Seller shall bear the reasonable out-of-pocket costs and expenses of all such recording and filing, including, without limitation, the fees of the Recording/Filing Agent.

     (e) All documents and records relating to the Mortgage Loans and in the Seller's possession or under its control (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee and that are reasonably necessary for the servicing of the Mortgage Loans or otherwise reasonably requested by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer).

     (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

SECTION 3. Representations, Warranties and Covenants of Seller and Additional
           Party.

     (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

          (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party performance and compliance with the terms of this



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     Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

          (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other limited liability company restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

          (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by
     Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

          (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

          (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

     In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

          (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in


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     exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (ii) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

          (iii) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws,
     (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

          (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

          (v) Neither the Seller nor anyone acting on its behalf has (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any


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     manner, (C) otherwise approached or negotiated with respect to any Seller's
     Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner,
     (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

          (vi) The Seller has been furnished with all information regarding (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

          (vii) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

          (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

          (ix) The Seller is a United States Tax Person and is not a Disqualified Organization.

     (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

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          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
     (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

          (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

SECTION 5. Notice of Breach; Cure; Repurchase.

     (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then (subject to Section 5(b)) the Seller shall within, 90 days after its discovery or receipt of notice of such Material Document Defect or Material Breach (such 90-day period, the "Initial Resolution Period") (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect,


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as the case may be, does not affect whether the Mortgage Loan was, is or will continue to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and
(iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property). Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller and the Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller or the Additional Party discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser. Notwithstanding anything herein to the contrary, if a Mortgage Loan is not secured by a hospitality or healthcare property, then failure to file a UCC Financing Statement covering the Borrower's personalty at such Mortgaged Property would not be a Material Document Defect.

     In connection with any repurchase of the Loan REMIC Mortgage Loan (as defined in Section 6 hereof) pursuant to this Section 5(a), the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the Loan REMIC in accordance with the REMIC Provisions.

     (b) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust Pool and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class Representative has consented (which consent shall not be unreasonably withheld); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized


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Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group cannot be terminated as contemplated by this paragraph, then, for purposes of
(i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser in any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

     It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

     (c) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

SECTION 6. Repurchase of Loan REMIC Mortgage Loan. If the Purchaser or the Master Servicer notify the Seller or the Additional Party that the borrower under the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Rite Aid - St. Johnsbury (the "Loan REMIC Mortgage Loan") intends to defease that Mortgage Loan prior to the second anniversary of the initial issuance of the Certificates, the Seller shall promptly repurchase such Mortgage Loan prior to its being defeased by the subject borrower at the related Purchase Price in accordance with the directions of the Master Servicer (the date of such repurchase, the "Rite Aid Repurchase Date"). In connection with any such repurchase, the Seller shall pay to the Purchaser, together with the Purchase Price, the Rite Aid Yield Maintenance Premium (as defined below). Upon the repurchase of the Loan REMIC Mortgage Loan pursuant to this Section 6, the Purchaser shall effect, and the Seller shall pay all reasonable costs and expenses, including the costs of any opinions of counsel under the Pooling and Servicing Agreement, relating to, a "qualified liquidation" of the Loan REMIC in accordance with the REMIC Provisions.

     The "Rite Aid Yield Maintenance Premium" means an amount equal to the sum of the present value as of the Rite Aid Repurchase Date of the Calculated Payments (as defined below) from the Rite Aid Repurchase Date through the maturity date of the Loan REMIC Mortgage Loan (the "Rite Aid Maturity Date") determined by discounting such payments at the Discount Rate. As used in the preceding sentence, the term "Calculated Payments" means the monthly payments of interest which would be due based on the principal amount of the Loan REMIC Mortgage Loan on the Rite Aid Repurchase Date and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between
(x) the interest

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

rate borne by the Loan REMIC Mortgage Loan and (y) the Yield Maintenance Treasury Rate (as defined below). As used in the preceding sentence, the term "Discount Rate" means the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate (as defined below), when compounded semi-annually. As used in the preceding sentence, the term "Yield Maintenance Treasury Rate" means the yield calculated by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the Rite Aid Repurchase Date, of U.S. Treasury constant maturities with maturity dates (one longer or one shorter) most nearly approximating the Rite Aid Maturity Date.

SECTION 7. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller hereunder, including, without limitation, the Seller's obligation to repurchase a Mortgage Loan pursuant to Sections 5 and 6 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder.

SECTION 8. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

     (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form reasonably acceptable to Seller;

     (c) All documents specified in Section 9 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

     (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the

Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

     (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

     (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 9. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

     (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

     (c) The Indemnification Agreement duly executed by the parties thereto;

     (d) Certificates of each the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and of the Seller in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

     (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller or the Additional Party, as the case may be, and (iii) a certificate of good standing of the Seller or the Additional Party, as the case may be, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

     (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

     (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

     (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

     (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

     (l) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement; and

     (m) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 10. Costs. 52.992% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the Purchaser, the Underwriters, the Placement Agents and the seller of the Other

Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

SECTION 11. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 12. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 13. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller and/or the Additional Party submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 14. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 16. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17. Further Assurances. The Seller, the Additional Party and the Purchaser agree to execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party, as the case may be, may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party, as the case may be, is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                     SELLER

                                     UBS WARBURG REAL ESTATE INVESTMENTS INC.



                                     By:  ___________________________________
                                           Name:
                                           Title:


                                     By:  ___________________________________
                                           Name:
                                           Title:

                                     Address for Notices:
                                     1285 Avenue of the Americas
                                     New York, New York  10019
                                     Attention:  Ahmed Alali
                                     Telecopier No.:  (212) 821-3162
                                     Telephone No.:  (212) 821-4782


                                     ADDITIONAL PARTY

                                     UBS PRINCIPAL FINANCE LLC

                                     By:  ___________________________________
                                             Name:
                                             Title:


                                     By:  ___________________________________
                                             Name:
                                             Title:

                                     Address for Notices:
                                     1285 Avenue of the Americas
                                     New York, New York  10019
                                     Attention:
                                     Telecopier No.:  (212)
                                     Telephone No.:  (212)

                                     PURCHASER

                                     STRUCTURED ASSET SECURITIES
                                         CORPORATION


                                     By:  ___________________________________
                                           Name:
                                           Title:

                                     Address for Notices:
                                     Structured Asset Securities Corporation
                                     Three World Financial Center
                                     New York, NY  10285
                                     Attention:  Tricia Hall
                                     Telecopier No.:  (212) 526-5911
                                     Telephone No.:  (212) 526-3746

                                   EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

MORTGAGE LOAN SCHEDULE (UBS LOANS)
PROPERTY LEVEL:  ITALICS INDICATE PROPERTY LEVEL INFORMATION

 MORTGAGE
   LOAN
  NUMBER     PROPERTY NAME                           ADDRESS                                      CITY
-----------------------------------------------------------------------------------------------------------------------------------
     4       125 Broad-Unit A (Salomon)              125 Broad Street                             New York
-----------------------------------------------------------------------------------------------------------------------------------
     5       Chester A. Arthur Building              425 I Street, NW                             Washington
-----------------------------------------------------------------------------------------------------------------------------------
     6       707 Broad Street                        707 Broad Street                             Newark
-----------------------------------------------------------------------------------------------------------------------------------
     8       Riverbank Business Center               2751 Shepard Road                            St. Paul
-----------------------------------------------------------------------------------------------------------------------------------
     10      Utica Park Place Shopping Center        45160 Utica Park Boulevard                   Utica
-----------------------------------------------------------------------------------------------------------------------------------
     11      River Plaza                             9 West Broad Street                          Stamford
-----------------------------------------------------------------------------------------------------------------------------------
     12      125 Broad-Unit C                        125 Broad Street                             New York
-----------------------------------------------------------------------------------------------------------------------------------
     13      College Suites at Alafaya Club          3100 Alafaya Club Drive                      Orlando
-----------------------------------------------------------------------------------------------------------------------------------
     14      St. Francis Medical                     One Webster Avenue                           Poughkeepsie
-----------------------------------------------------------------------------------------------------------------------------------
     15      The Shops at Canal Place                301 Canal Street                             New Orleans
-----------------------------------------------------------------------------------------------------------------------------------
     16      Lincoln Business Center                 4100 West 76th Street                        Chicago
-----------------------------------------------------------------------------------------------------------------------------------
     19      Stateline Plaza                         4 Plaistow Road                              Plaistow
-----------------------------------------------------------------------------------------------------------------------------------
     25      Wayne Avenue Plaza                      915 Wayne Avenue                             Chambersburg
-----------------------------------------------------------------------------------------------------------------------------------
     26      Long Beach Terrace Apartment            1700-1724 Ocean Blvd.                        Long Beach
-----------------------------------------------------------------------------------------------------------------------------------
     27      Shaw's North Quincy Plaza               475 Hancock Street                           Quincy
-----------------------------------------------------------------------------------------------------------------------------------
     28      Shaw's - Manchester                     425 Broad Street                             Manchester
-----------------------------------------------------------------------------------------------------------------------------------
     29      East River Park Shopping Center         320-322 40th Street NE, et al                Washington
-----------------------------------------------------------------------------------------------------------------------------------
     30      Shore Pointe Office                     One and Seven Selleck Street                 Norwalk
-----------------------------------------------------------------------------------------------------------------------------------
     31      Bank Atlantic Building                  33 SW 2nd Avenue                             Miami
-----------------------------------------------------------------------------------------------------------------------------------
     34      Westway Shopping Center                 2401-2565 South Seneca Street                Wichita
-----------------------------------------------------------------------------------------------------------------------------------
     36      Cartoon Network                         300 North 3rd Street                         Burbank
-----------------------------------------------------------------------------------------------------------------------------------
     37      Pebble Creek Apartments                 2236 Plaster Road                            Atlanta
-----------------------------------------------------------------------------------------------------------------------------------
     42      Express Scripts Building                4500 Alexander Blvd NE                       Albuquerque
-----------------------------------------------------------------------------------------------------------------------------------
     43      Carlsbad Ranch Corporate Center         5800 Armada Drive                            Carlsbad
-----------------------------------------------------------------------------------------------------------------------------------
     46      711 Executive Boulevard                 711 Executive Boulevard                      Valley Cottage
-----------------------------------------------------------------------------------------------------------------------------------
     51      Alta View/Canyon Rim                    Various                                      Various
-----------------------------------------------------------------------------------------------------------------------------------
    51A      Canyon Rim Shopping Center              3171-3191 East 3300 South                    Salt Lake City
-----------------------------------------------------------------------------------------------------------------------------------
    51B      Alta View Shopping Center               10301-10305 South 1300 East Street           Sandy
-----------------------------------------------------------------------------------------------------------------------------------
     53      US West Building                        2626 West Evans                              Denver
-----------------------------------------------------------------------------------------------------------------------------------
     60      Creekwood Apartments                    5236 Southeast 29th Street                   Del City
-----------------------------------------------------------------------------------------------------------------------------------
     61      Clermont Village                        2633 Easton Avenue                           Bethlehem
-----------------------------------------------------------------------------------------------------------------------------------
     63      Westlake Center                         679 & 681 Encinitas Boulevard                Encinitas
-----------------------------------------------------------------------------------------------------------------------------------
     65      5 Whiteland Plaza                       801 Springdale Drive                         Exton
-----------------------------------------------------------------------------------------------------------------------------------
     67      Vernon Industrial Building              1937-2035 East Vernon Avenue                 Vernon
-----------------------------------------------------------------------------------------------------------------------------------
     71      County of Los Angeles                   2910 Beverly Boulevard                       Los Angeles
-----------------------------------------------------------------------------------------------------------------------------------
     72      Rolling Meadows Office Bldg.            3005-3075 Tollview Dr.                       Rolling Meadows
-----------------------------------------------------------------------------------------------------------------------------------
     73      Fort Davis Shopping Center              3839-3861 Alabama Avenue, SE                 Washington
-----------------------------------------------------------------------------------------------------------------------------------
     74      170 & 190 Commerce Way                  170 & 190 Commerce Way                       Portsmouth
-----------------------------------------------------------------------------------------------------------------------------------
     75      Freedom/Burnham                         Various                                      Town of LaGrange/Poughkeepsie
-----------------------------------------------------------------------------------------------------------------------------------
    75A      Freedom Executive Park                  488 Freedom Plains Road                      Town of LaGrange/Poughkeepsie
-----------------------------------------------------------------------------------------------------------------------------------
    75B      Burnham Building                        35 Patrick Lane                              Town of LaGrange/Poughkeepsie
-----------------------------------------------------------------------------------------------------------------------------------
     79      Atascocita Village MHP                  520 Atascocita Road                          Humble
-----------------------------------------------------------------------------------------------------------------------------------
     80      Clifford Apartments                     519-535 SE Morrison Street                   Portland
-----------------------------------------------------------------------------------------------------------------------------------
     81      620 East Vienna Ave                     620 East Vienna Ave                          Milwaukee
-----------------------------------------------------------------------------------------------------------------------------------
     83      Desert Crest Apartments                 6141 North 59th Avenue                       Glendale
-----------------------------------------------------------------------------------------------------------------------------------
     85      Avon Meadows                            90 & 100 Avon Meadow Lane                    Avon
-----------------------------------------------------------------------------------------------------------------------------------
     87      1040 Lincoln Avenue                     1040 Lincoln Avenue                          Pasadena
-----------------------------------------------------------------------------------------------------------------------------------
     89      The Cove                                1224 Prospect Street                         La Jolla
-----------------------------------------------------------------------------------------------------------------------------------
     90      Rite Aid - St. Johnsbury                Memorial Drive (U.S. Route 5)                St. Johnsbury
-----------------------------------------------------------------------------------------------------------------------------------
     91      287 East 4th Street                     287 East 4th Street                          New York
-----------------------------------------------------------------------------------------------------------------------------------
     92      516 East 11th Street                    516 East 11th Street                         New York
-----------------------------------------------------------------------------------------------------------------------------------
     93      The Greenwood Building                  2550 9th Avenue                              Watervliet
-----------------------------------------------------------------------------------------------------------------------------------
     94      1703 Eastwood Drive                     1703 Eastwood Drive                          Aurora
-----------------------------------------------------------------------------------------------------------------------------------
     95      Rite Aid - Dowagiac                     102 State Road                               Dowagiac
-----------------------------------------------------------------------------------------------------------------------------------
     96      Professional Pavilion                   23133 Orchard Lake Rd                        Farmington
-----------------------------------------------------------------------------------------------------------------------------------
     98      Dana/Laurelle Apartments                Various                                      Las Vegas
-----------------------------------------------------------------------------------------------------------------------------------
    98A      Dana Apartments                         2300 Olive Street                            Las Vegas
-----------------------------------------------------------------------------------------------------------------------------------
    98B      Laurelle Apartments                     2309-2317 Clifford Avenue                    Las Vegas
-----------------------------------------------------------------------------------------------------------------------------------
     99      Colodny Professional Plaza              5236 Colodny Drive                           Agoura Hills
-----------------------------------------------------------------------------------------------------------------------------------
    101      Whispering Hills Apts                   1638-1658 Hugh Hunter Road                   Oak Grove
-----------------------------------------------------------------------------------------------------------------------------------
    102      163 Stanton Street                      163 Stanton Street                           New York
-----------------------------------------------------------------------------------------------------------------------------------
    103      Safari Mobile Home Park                 2935 Calder Road                             League City
-----------------------------------------------------------------------------------------------------------------------------------
    104      Walton Village Apartments               35 School Road                               Walton
-----------------------------------------------------------------------------------------------------------------------------------
    106      Brownsville Apartments                  2117 Brownsville Road                        Pittsburgh
-----------------------------------------------------------------------------------------------------------------------------------
    107      Top Mini Storage                        1101 Martin Luther King Jr. Boulevard        Killeen
-----------------------------------------------------------------------------------------------------------------------------------
    108      231 East 29th Street                    231 East 29th Street                         New York
-----------------------------------------------------------------------------------------------------------------------------------
    110      134 West 92nd Street                    134 West 92nd Street                         New York
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                                                                        REMAINING
 MORTGAGE                                                                TERM TO       STATED      REMAINING       INTEREST
   LOAN                          CUT-OFF DATE     MONTHLY P&I   MORTGAGE  STATED      MATURITY    AMORTIZATION      ACCRUAL
  NUMBER     STATE  ZIP CODE        BALANCE         PAYMENT       RATE   MATURITY       DATE          TERM           BASIS
-------------------------------------------------------------------------------------------------------------------------------
     4         NY     10017      55,842,006.88     421,531.00     8.290     358       10/11/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     5         DC     20001      51,497,463.68     395,662.80     8.470     356        8/1/30          356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     6         NJ      7102      48,529,624.16     385,983.84     8.336     299       11/11/25         299          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     8         MN     55116      33,965,310.24     257,824.80     8.350     358       10/11/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     10        MI     48317      31,041,432.26     236,310.70     8.370     356        8/11/30         356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     11        CT      6902      26,982,783.02     202,841.98     8.250     119       11/11/10         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     12        NY     10017      22,077,072.49     166,651.79     8.290     358       10/11/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     13        FL     32817      21,154,095.82     157,929.17     8.160     356        8/1/30          356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     14        NY     12601      19,587,501.75     147,248.25     8.250     359       11/11/30         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     15        LA     70130      18,479,506.80     136,391.83     8.050     358        10/1/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     16        IL     60652      16,971,388.83     128,074.04     8.280     357        9/11/30         357          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     19        NH      3865      10,269,127.15      77,013.51     8.220     358       10/11/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     25        PA     17201       8,984,087.68      66,541.43     8.080     357        9/11/30         357          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     26        CA     90802       8,163,563.12      60,169.18     8.040     359       11/11/30         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     27        MA      2171       7,994,750.88      59,315.79     8.110     119       11/11/10         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     28        CT      6040       7,994,643.05      58,756.95     8.010     359       11/11/30         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     29        DC     20019       7,790,862.37      56,366.04     7.840     358       10/11/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     30        CT      6855       7,691,743.62      57,415.05     8.170     358       10/11/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     31        FL     33130       7,486,885.05      55,687.29     8.125     357        9/11/30         357          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     34        KS     67217       7,111,743.66      55,798.16     8.700     356        8/11/30         356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     36        CA     91502       6,820,692.20      51,514.05     8.300     359        11/1/30         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     37        GA     30345       6,745,245.52      48,404.48     7.760     119        11/1/10         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     42        NM     87107       6,268,417.69      47,141.98     8.250     358        10/1/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     43        CA     92008       6,195,754.73      45,061.94     7.900     119       11/11/10         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     46        NY     10989       5,995,773.80      43,026.20     7.760     359       11/11/30         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     51        UT    Various      4,970,309.83      39,583.43     8.240     289        1/11/25         290          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    51A        UT     84119
-------------------------------------------------------------------------------------------------------------------------------
    51B        UT     84070
-------------------------------------------------------------------------------------------------------------------------------
     53        CO     80219       4,573,832.12      35,370.02     8.500     349        1/1/30          349          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     60        OK     73115       3,807,876.66      27,589.16     7.860     119       11/11/10         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     61        PA     18018       3,693,619.79      29,668.84     8.450     298        10/1/25         298          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     63        CA     92024       3,571,352.47      27,109.52     8.350     118        10/1/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     65        PA     19341       3,547,680.17      26,371.08     8.130     359       11/11/30         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     67        CA     90058       3,144,698.51      23,731.37     8.280     357        9/11/30         357          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     71        CA     90057       2,798,140.24      20,643.09     8.050     359       11/11/30         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     72        IL     60008       2,748,169.74      20,255.26     8.040     119       11/11/10         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     73        DC     20020       2,747,225.42      20,931.11     8.390     358       10/11/30         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     74        NH      3801       2,696,803.54      19,436.50     7.800     118        10/1/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     75        NY     12603       2,664,754.01      20,548.92     8.510     116        8/11/10         356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    75A        NY     12603
-------------------------------------------------------------------------------------------------------------------------------
    75B        NY     12603
-------------------------------------------------------------------------------------------------------------------------------
     79        TX     77396       2,295,207.40      17,360.04     8.300     116        8/1/10          356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     80        OR     97214       2,197,774.09      16,729.36     8.380     118       10/11/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     81        WI     53212       2,162,708.82      22,100.84     8.860     174        6/11/15         174          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     83        AZ     85301       2,096,456.91      15,806.13     8.270     117        9/1/10          357          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     85        CT      6001       2,096,123.70      16,361.46     8.110     298        10/1/25         298          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     87        CA     91103       1,918,068.27      14,627.28     8.400     118        10/1/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     89        CA     92037       1,837,856.96      13,977.73     8.375     119       11/11/10         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     90        VT      5819       1,817,129.33      14,870.44     6.950     213        9/1/18          213          30/360
-------------------------------------------------------------------------------------------------------------------------------
     91        NY     10009       1,748,035.23      12,840.88     8.000     118       10/11/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     92        NY     10009       1,681,110.44      12,349.26     8.000     118       10/11/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     93        NY     12189       1,674,075.50      13,417.21     8.950     119        11/1/10         359          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     94        IL     60506       1,646,609.13      12,512.09     8.350     116        8/11/10         356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     95        MI     49047       1,608,233.20      13,454.00     7.020     206        2/1/18          206          30/360
-------------------------------------------------------------------------------------------------------------------------------
     96        MI     48336       1,523,431.01      11,531.95     8.320     118        10/1/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
     98        NV     89104       1,098,889.55       8,672.95     8.250     119       11/11/10         299          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    98A        NV     89104
-------------------------------------------------------------------------------------------------------------------------------
    98B        NV     89104
-------------------------------------------------------------------------------------------------------------------------------
     99        CA     91301       1,069,036.19       8,425.56     8.750     116        8/11/10         356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    101        KY     42262       1,020,025.25       8,962.18     8.630     238        10/1/20         238          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    102        NY     10002       1,011,862.66       7,433.04     8.000     118       10/11/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    103        TX     77573         997,518.96       7,561.93     8.320     115        7/1/10          355          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    104        KY     41094         974,073.22       7,566.11     8.600     118       10/11/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    106        PA     15210         934,019.22       7,024.34     8.250     118       10/11/10         358          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    107        TX     76543         928,910.83       7,618.10     8.680     116        8/11/10         296          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    108        NY     10016         888,368.09       7,001.63     8.750     116        8/11/10         356          Act/360
-------------------------------------------------------------------------------------------------------------------------------
    110        NY     10025         598,355.40       4,791.00     8.400     117        9/1/10          297          Act/360
-------------------------------------------------------------------------------------------------------------------------------
                                528,429,818.31
-------------------------------------------------------------------------------------------------------------------------------

                                PRIMARY                                                                                  ARD
 MORTGAGE                      SERVICING      FEE SIMPLE                                     ARD      ANTICIPATED     ADDITIONAL
   LOAN      ADMINISTRATIVE    FEE RATE        OR GROUND      MORTGAGE                    MORTGAGE     REPAYMENT       INTEREST
  NUMBER      COST RATE (%)      (%)          LEASE FLAG     LOAN SELLER  DEFEASANCE        LOAN         DATE          RATE (%)
------------------------------------------------------------------------------------------------------------------------------
     4            0.101         0.0500         Leasehold         UBS      Defeasance        Yes        10/11/07          2.00
------------------------------------------------------------------------------------------------------------------------------
     5            0.101         0.0500         Fee Simple        UBS      Defeasance        Yes         8/1/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     6            0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        11/11/07          2.00
------------------------------------------------------------------------------------------------------------------------------
     8            0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/11/07          2.00
------------------------------------------------------------------------------------------------------------------------------
     10           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        8/11/10           2.15
------------------------------------------------------------------------------------------------------------------------------
     11           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     12           0.101         0.0500         Leasehold         UBS      Defeasance        Yes        10/11/07          2.00
------------------------------------------------------------------------------------------------------------------------------
     13           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes         8/1/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     14           0.101         0.0500         Leasehold         UBS      Defeasance        Yes        11/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     15           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/1/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     16           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        9/11/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     19           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     25           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        9/11/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     26           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        11/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     27           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     28           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        11/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     29           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     30           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     31           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        9/11/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     34           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        8/11/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     36           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        11/1/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     37           0.101         0.0500         Fee Simple        UBS                        No
------------------------------------------------------------------------------------------------------------------------------
     42           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/1/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     43           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     46           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        11/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     51           0.101         0.0500         Leasehold         UBS      Defeasance        Yes        7/11/10           2.20
------------------------------------------------------------------------------------------------------------------------------
    51A                                        Leasehold
------------------------------------------------------------------------------------------------------------------------------
    51B                                        Leasehold
------------------------------------------------------------------------------------------------------------------------------
     53           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes         1/1/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     60           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     61           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/1/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     63           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     65           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        11/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     67           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        9/11/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     71           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        11/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     72           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     73           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/11/10          2.00
------------------------------------------------------------------------------------------------------------------------------
     74           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     75           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    75A                                        Fee Simple
------------------------------------------------------------------------------------------------------------------------------
    75B                                        Fee Simple
------------------------------------------------------------------------------------------------------------------------------
     79           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     80           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     81           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     83           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     85           0.101         0.0500         Fee Simple        UBS      Defeasance        Yes        10/1/10           2.00
------------------------------------------------------------------------------------------------------------------------------
     87           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     89           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     90           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     91           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     92           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     93           0.101         0.0500         Fee Simple        UBS                        No
------------------------------------------------------------------------------------------------------------------------------
     94           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     95           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     96           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
     98           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    98A                                        Fee Simple
------------------------------------------------------------------------------------------------------------------------------
    98B                                        Fee Simple
------------------------------------------------------------------------------------------------------------------------------
     99           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    101           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    102           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    103           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    104           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    106           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    107           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    108           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------
    110           0.101         0.0500         Fee Simple        UBS      Defeasance        No
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

 MORTGAGE
   LOAN                                                                              MORTGAGE LOAN
  NUMBER     CROSS COLLATERALIZED (GROUP)        COMMON OWNERSHIP                    SELLER LOAN ID
----------------------------------------------------------------------------------------------------------
     4       Yes (125 Broad)                     Witkoff Group                       7113
----------------------------------------------------------------------------------------------------------
     5       No                                                                      10802
----------------------------------------------------------------------------------------------------------
     6       No                                                                      7015
----------------------------------------------------------------------------------------------------------
     8       No                                                                      6814
----------------------------------------------------------------------------------------------------------
     10      No                                                                      6875
----------------------------------------------------------------------------------------------------------
     11      No                                                                      7147
----------------------------------------------------------------------------------------------------------
     12      Yes (125 Broad)                     Witkoff Group                       7113B
----------------------------------------------------------------------------------------------------------
     13      No                                                                      11540
----------------------------------------------------------------------------------------------------------
     14      No                                                                      7537
----------------------------------------------------------------------------------------------------------
     15      No                                                                      12124
----------------------------------------------------------------------------------------------------------
     16      No                                  InSite Real Estate Development      6516
----------------------------------------------------------------------------------------------------------
     19      No                                                                      7083
----------------------------------------------------------------------------------------------------------
     25      No                                                                      6639
----------------------------------------------------------------------------------------------------------
     26      No                                                                      7054
----------------------------------------------------------------------------------------------------------
     27      No                                  Robert Bond                         7276
----------------------------------------------------------------------------------------------------------
     28      No                                  Robert Bond                         7275
----------------------------------------------------------------------------------------------------------
     29      Yes (UrbanAmerica, L.P.)            UrbanAmerica, L.P.                  6972
----------------------------------------------------------------------------------------------------------
     30      No                                                                      7390
----------------------------------------------------------------------------------------------------------
     31      No                                                                      6223
----------------------------------------------------------------------------------------------------------
     34      No                                                                      6767
----------------------------------------------------------------------------------------------------------
     36      No                                                                      11003
----------------------------------------------------------------------------------------------------------
     37      No                                                                      12215
----------------------------------------------------------------------------------------------------------
     42      No                                                                      12286
----------------------------------------------------------------------------------------------------------
     43      No                                                                      7168
----------------------------------------------------------------------------------------------------------
     46      No                                                                      7170
----------------------------------------------------------------------------------------------------------
     51      No                                                                      6652
----------------------------------------------------------------------------------------------------------
    51A                                                                              6652B
----------------------------------------------------------------------------------------------------------
    51B                                                                              6652A
----------------------------------------------------------------------------------------------------------
     53      No                                                                      9339
----------------------------------------------------------------------------------------------------------
     60      No                                                                      5161
----------------------------------------------------------------------------------------------------------
     61      No                                                                      12250
----------------------------------------------------------------------------------------------------------
     63      No                                                                      11759
----------------------------------------------------------------------------------------------------------
     65      No                                                                      6828
----------------------------------------------------------------------------------------------------------
     67      No                                                                      6591
----------------------------------------------------------------------------------------------------------
     71      No                                                                      6152
----------------------------------------------------------------------------------------------------------
     72      No                                                                      7175
----------------------------------------------------------------------------------------------------------
     73      Yes (UrbanAmerica, L.P.)            UrbanAmerica, L.P.                  6956
----------------------------------------------------------------------------------------------------------
     74      No                                                                      12111
----------------------------------------------------------------------------------------------------------
     75      No                                                                      5956
----------------------------------------------------------------------------------------------------------
    75A                                                                              5956A
----------------------------------------------------------------------------------------------------------
    75B                                                                              5956B
----------------------------------------------------------------------------------------------------------
     79      No                                                                      11800
----------------------------------------------------------------------------------------------------------
     80      No                                                                      7146
----------------------------------------------------------------------------------------------------------
     81      No                                  InSite Real Estate Development      6524
----------------------------------------------------------------------------------------------------------
     83      No                                                                      11400
----------------------------------------------------------------------------------------------------------
     85      No                                                                      11703
----------------------------------------------------------------------------------------------------------
     87      No                                                                      10122
----------------------------------------------------------------------------------------------------------
     89      No                                                                      6595
----------------------------------------------------------------------------------------------------------
     90      No                                                                      5450
----------------------------------------------------------------------------------------------------------
     91      No                                  Paul Stallings                      7239
----------------------------------------------------------------------------------------------------------
     92      No                                  Paul Stallings                      7237
----------------------------------------------------------------------------------------------------------
     93      No                                                                      10505
----------------------------------------------------------------------------------------------------------
     94      No                                  InSite Real Estate Development      6771
----------------------------------------------------------------------------------------------------------
     95      No                                                                      5449
----------------------------------------------------------------------------------------------------------
     96      No                                                                      11938
----------------------------------------------------------------------------------------------------------
     98      No                                                                      7430
----------------------------------------------------------------------------------------------------------
    98A                                                                              7430A
----------------------------------------------------------------------------------------------------------
    98B                                                                              7430B
----------------------------------------------------------------------------------------------------------
     99      No                                                                      6684
----------------------------------------------------------------------------------------------------------
    101      No                                                                      12269
----------------------------------------------------------------------------------------------------------
    102      No                                  Paul Stallings                      7238
----------------------------------------------------------------------------------------------------------
    103      No                                                                      11174
----------------------------------------------------------------------------------------------------------
    104      No                                                                      6640
----------------------------------------------------------------------------------------------------------
    106      No                                                                      6937
----------------------------------------------------------------------------------------------------------
    107      No                                                                      6910
----------------------------------------------------------------------------------------------------------
    108      No                                                                      6285
----------------------------------------------------------------------------------------------------------
    110      No                                                                      12098
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                             UBS REPS AND WARRANTIES

         Except as set forth on the schedule of exceptions attached hereto, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

               (i) The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in December 2000.

               (ii) If such Mortgage Loan was originated by the Seller or another Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or another Affiliate of the Seller, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

               (iii) The Seller owns such Mortgage Loan, has good and marketable title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan; no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

               (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

               (v) Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in clauses (A) and (B) above, those limitations or that unenforceability will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument; and, in the case of the related Mortgage Note, Mortgage(s) and Assignment(s) of Leases, a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination. The Mortgage Loan is non-recourse to the Mortgagor or any other Person except for certain nonrecourse carveouts and any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed to be liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any intentional fraud or material intentional misrepresentation by the related Mortgagor and (B) any breach on the part of the related Mortgagor of any environmental representations, warranties and covenants contained in the related Mortgage Loan documents; provided that, instead of any breach described in clause (B) of this sentence, the related Mortgagor or such other Person may instead cover liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.


                  (vi) As of the date of its origination or, if such Mortgage
            Loan is part of a Loan Pair, as of the date of the execution of the related Mortgage Note, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith; and, as of the Closing Date, to the best of the Seller's knowledge, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements; and, to the actual knowledge of the Seller, no such claim has been asserted.

                  (vii) The assignment of the related Mortgage(s) and
            Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such documents in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  (viii) Each related Mortgage is a valid and, subject to the limitations in paragraph (v) above, enforceable first lien on the related Mortgaged Property and all buildings thereon and fixtures thereto, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (A) liens for real estate taxes and special assessments not yet due and delinquent, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal (if any) of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (C) other matters to which like properties are commonly subject (the exceptions set forth in the foregoing clauses (A), (B) and (C) collectively, "Permitted Encumbrances"); and such

            Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note. If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any separate security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

                  (ix) The related Mortgage Loan Seller has filed and/or
            recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being consistent with the practices of prudent commercial mortgage lenders), which personal property includes, in the case of healthcare facilities and hotel properties, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that is owned by the related Mortgagor and necessary or material to the operation of the subject Mortgaged Property (or, if not filed and/or recorded, the related Mortgage Loan Seller has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing.

                  (x) All taxes, governmental assessments, ground rents, water charges or sewer rents that prior to the related Due Date in December 2000 became due and owing in respect of, and materially affect, any related Mortgaged Property have been paid, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent that prior to the Closing Date became due and owing in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

                  (xi) As of the date of its origination, there was no
            proceeding pending for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and each such Mortgaged Property was free of material damage; and, as of the Closing Date, to the actual knowledge of the Seller, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, then (except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to any rights of the lessor under any related Ground Lease) any condemnation awards will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

                  (xii) Each related Mortgaged Property is covered by an ALTA
            (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by such Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially or adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), or there is a binding commitment from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, all premiums have been paid, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller or any prior mortgagee under such title insurance policy, if issued; and neither the Seller nor, to the best of the Seller's knowledge, any prior mortgagee has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment contains no exclusion for (or alternatively it insures, unless such coverage is unavailable in the relevant jurisdiction)
            (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged Property, and (C) that the area shown on the survey materially conforms to the legal description of the Mortgaged Property.

                  (xiii) As of the date of its origination and, to the best of the Seller's knowledge, as of the Closing Date, all insurance required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property; such insurance covered (except where a tenant under a lease is permitted to self-insure) such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and included (A) fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount at least equal to the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, together with an "agreed value endorsement"), (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California in or "seismic zone" 3 or 4 and (2) a seismic assessment revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, earthquake insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor, and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related insurance policies provide that they may not be terminated or reduced without at least 10 days' prior notice to the mortgagee and, to the Seller's knowledge, it has not received any such notice; the related insurance policies (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the related Due Date in December 2000; all such insurance policies are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VIII" from A.M. Best Company or at least "A-" (or equivalent) from a nationally recognized statistical rating agency; and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

                  (xiv) Other than payments due but not yet 30 days or more
            delinquent, there is, to the actual knowledge of the Seller, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; and under the terms of such Mortgage Loan, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

                  (xv) As of the Closing Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                  (xvi) Such Mortgage Loan accrues interest on an Actual/360
            Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

                  (xvii) Except as otherwise identified on Schedule I-xvii
            hereto, each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged Property to secure any other promissory note or obligation (other than another Mortgage Loan in the Trust Fund or, if such Mortgage Loan is part of a Loan Pair, the related Companion Loan).

                  (xviii) Such Mortgage Loan is or constitutes part of a
            "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan.

                  (xix) Prepayment Premiums and Yield Maintenance Charges
            payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2).

                  (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period (or, if such Mortgage Loan is one of the Mortgage Loans identified on Schedule III-xx, more than 12 months) preceding the related Due Date in December 2000, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments met ASTM requirements; and none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

                  (xxi) The related Mortgage Note, Mortgage(s), Assignment(s) of
            Leases and other loan documents securing such Mortgage Loan, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally as from time to time in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (xxii) To the best of the Seller's knowledge, after due
            inquiry, the related Mortgagor is not a debtor in, and the related Mortgaged Property is not subject to, any bankruptcy, reorganization, insolvency or comparable proceeding.

                  (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

                  (xxiv) Such Mortgage Loan does not provide for negative
            amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

                  (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

                  (xxvi) Except as otherwise identified on Schedule I-xxvi
            hereto, the related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or interest therein, is directly or indirectly encumbered in connection with subordinate financing; no such consent has been granted by the Seller. To the Seller's knowledge, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgagor is listed on Schedule III-xxvi hereto, then certain equity holders are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

                  (xxvii) Except with respect to transfers of certain
            non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage, and except with respect to one or more transfers of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders), each related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

                  (xxviii) Unless such Mortgage Loan is part of a Loan Pair, such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the aggregate Cut-off Date Balance of the Mortgage Pool.

                  (xxix) Except as set forth in a written instrument included in the related Mortgage File, the terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner, nor has any portion of a related Mortgaged Property been released from the lien of the related Mortgage to an extent, which in any such event materially interferes with the security intended to be provided by such document or instrument. (xxx) Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

                  (xxxi) Except as otherwise identified on Schedule I-xxxi
            hereto, the terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (C) delivery of substitute real property collateral.

                  (xxxii) The related Mortgagor has covenanted in the Mortgage
            Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; except as otherwise identified on Schedule I-xxxii hereto, the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property; to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

                  (xxxiii) The related Mortgagor has covenanted in the Mortgage
            Loan documents to deliver each year to the mortgagee monthly, quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

                  (xxxiv) If such Mortgage Loan has a Cut-off Date Balance in excess of $25 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and if such Mortgage Loan has a Cut-off Date Balance less than $25 million, except as otherwise identified on Schedule I-xxxiv hereto, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material asset unrelated to such Mortgaged Property and, except as permitted by the related Mortgage Loan documents, not to incur other financing, for so long as such Mortgage Loan is outstanding.

                  (xxxv) No advance of funds has been made, directly or
            indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

                  (xxxvi) Except as otherwise identified on Schedule I-xxxvi hereto, to the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan. (xxxvii) Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

                  (xxxviii)To the extent required under applicable law as of the
            Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

                  (xxxix) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

                  (xl) The related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund; if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage

            Loans in the Trust Fund; and the security interest/lien on each item of collateral for such Mortgage Loan has been assigned to the Trustee.

                  (xli) None of the improvements on any related Mortgaged
            Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if they are, they are covered by flood hazard insurance.

                  (xlii) One or more engineering assessments were performed by an Independent engineering consulting firm on behalf of the Seller or one of its Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the related Due Date in December 2000 (or, if such Mortgage Loan is one of the Mortgage Loans identified on Schedule III-xlii, more than 12 months), and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

                  (xliii) All escrow deposits and payments relating to such
            Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

                  (xliv) The related Mortgagor has represented to the Seller that, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect.

                  (xlv) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

                  (xlvi) Such Mortgage Loan is secured in whole or in material part by a fee simple interest.

                  (xlvii) If such Mortgage Loan is secured in whole or in
            material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then, except as indicated on Schedule III-xlvii:

                        (A) such Ground Lease or a memorandum thereof has been
                  or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                        (B) upon the foreclosure of such Mortgage Loan (or
                  acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing
                  Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date);

                        (C) such Ground Lease may not be amended or modified
                  without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

                        (D) unless otherwise set forth in such Ground Lease,
                  such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

                        (E) such Ground Lease was in full force and effect as of
                  the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect; to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

                        (F) such Ground Lease, or an estoppel or consent letter
                  received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or
                  (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;


                        (G) based upon the related policy of title insurance,
                  the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the current use of such Mortgaged Property, or (3) the value of the Mortgaged Property;

                        (H) the mortgagee under such Mortgage Loan is permitted
                  a reasonable opportunity to cure any curable default under such Ground Lease (not less than the time provided to the related lessee under such ground lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

                        (I) such Ground Lease has a currently effective term
                  (exclusive of any unexercised extension options set forth therein) that extends not less than 20 years beyond the Stated Maturity Date of the related Mortgage Loan;

                        (J) under the terms of such Ground Lease, any estoppel
                  or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with such mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of such Mortgage Loan, together with any accrued interest thereon;

                        (K) such Ground Lease does not impose any restrictions
                  on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                        (L) upon the request of the mortgagee under such
                  Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease as a result of a default by the related Mortgagor; and

                        (M) the terms of the related Ground Lease have not been
                  waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            (xlviii) If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.


            (xlix) Except as otherwise indicated on Schedule III-xlix hereto, each related Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property, except if such Mortgaged Property is identified on Schedule III-xlix hereto (in which case it is served by a private well), is served by a public water system, a public sewer (or, alternatively, a septic) system, and other customary public utility facilities.

            (l) If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance, (B) require that (1) except as identified on Schedule III-l hereto, defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury Regulation Section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 125% of the allocated loan amount of the portion of the Mortgaged Property being released (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest, or (C) if such Mortgage Loan has a Cut-off Date Balance in excess of $15,000,000, provide that the defeasance of such Mortgage Loan is subject to rating confirmation by the Rating Agencies.

            (li) No Person has been granted or conveyed the right to service such Mortgage Loan or receive any consideration in connection therewith except as contemplated in this Agreement or as has been terminated.

            (lii) To the Seller's knowledge, (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for, and (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage. The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded or escrowed for.

            (liii) The Due Date for each Mortgage Loan is scheduled to be the first day, the first business day, the sixth day or the eleventh day of each month.

            (liv) Subject only to Permitted Encumbrances (which Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, materially and adversely interfere with the current use or operation of the related Mortgaged Property or materially and adversely affect the value or marketability of such Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note), the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same.

            (lv) To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

            (lvi) Except as indicated on Schedule III-lvi hereto, the Seller has no ownership interest in the related Mortgaged Property or the related Borrower other than in such Mortgage Loan being sold and assigned, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Borrower under the Mortgage or any other related Mortgage Loan document.

            (lvii) In the case of certain Mortgaged Properties securing cross-collateralized Mortgage Loans, certain Mortgage Loans secured by multiple Mortgaged Properties, and certain Mortgage Loans secured by one or more parcels constituting a single Mortgaged Property, the related mortgagee may be required to release a Mortgaged Property or a portion thereof upon payment of a portion of the related Mortgage Loan or the delivery of Defeasance Collateral or substitute real estate as specified in the related Mortgage Loan documents.

            (lviii) To the Seller's knowledge, no two properties securing Mortgage Loans are directly or indirectly under common ownership except to the extent that such common ownership and the ownership structure have been specifically disclosed in the Mortgage Loan Schedule or on Schedule III-lviii.

            (lix) The related Mortgage Loan documents require the related Borrower to furnish to the mortgagee at least annually an operating statement (or a balance sheet and a statement of income and expenses) with respect to the related Mortgaged Property or, in the case of a borrower occupied Mortgaged Property, a financial statement with respect to the related Borrower.

            (lx) Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

            (lxi) If such Mortgage Loan has a Cut-off Date Balance in excess of $15,000,000, then the Seller or the Seller has obtained or received (and, in the case of mortgage loans with principal balances below $15,000,000, it is the practice of the Seller to obtain or receive) an as-built survey, a survey recertification, a site plan, a recorded plat or the like with respect to each related Mortgaged Property which satisfied, or the Seller or the Seller otherwise satisfied (or, in the case of mortgage loans with principal balances below $15,000,000, for the Seller to otherwise satisfy), the requirements of the related title insurance company for deletion of the standard general exceptions for encroachments, boundary and other survey matters and for easements not shown by the public records from the related title insurance policy, except with respect to any related

      Mortgaged Property located in a jurisdiction (such as the State of Texas where survey title insurance coverage is prohibited by law) in which the exception for easements not shown by the public records could not be deleted and such standard general exception is customarily accepted by prudent commercial mortgage lenders in such jurisdiction (and except that, if such Mortgage Loan has a Cut-off Date Balance of below $15,000,000, then the Seller may have waived its general practices described above).

            (lxii) If such Mortgage Loan has a Cut-off Date Balance of $15,000,000 or more, then:

                  (A) the related Anticipated Repayment Date is not less than seven years from the origination date for such Mortgage Loan;

                  (B) such Mortgage Loan provides that from the related
            Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan; and

                  (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan.

            (lxiii) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.


                                                                                                     SCHEDULE I

                 EXCEPTIONS TO THE MORTGAGE LOAN REPRESENTATIONS


REP.           LOAN NAME                          CONTROL #      EXCEPTIONS
---            ---------                          ---------      -----------
xvii           River Plaza                        11             Broad Nine LLC, which is partially owned (directly
                                                                 and/or indirectly) by Arthur Emit and Arthur
                                                                 Collins (the principals in Borrower), holds two
                                                                 subordinate notes which are secured by a second and
                                                                 third mortgage encumbering the property.  The
                                                                 outstanding aggregate principal balance of the
                                                                 subordinate notes as of October 13, 2000, inclusive
                                                                 of all accrued interest which was added to the
                                                                 principal, was $37,890,722.  The subordinate loans
                                                                 mature on May 1, 2012.  These loans are subordinate
                                                                 to this mortgage loan pursuant to a subordination
                                                                 and standstill agreement.
xx             231 East 29th Street               108            The date of report is 6/17/99.
               US West Building                   53             The date of the report is 11/16/99.
xxvi           River Plaza                        11             Broad Nine LLC, which is partially owned (directly
                                                                 and/or indirectly) by Arthur Emit and Arthur
                                                                 Collins (the principals in Borrower), holds two
                                                                 subordinate notes which are secured by a second and
                                                                 third mortgage encumbering the property.  The
                                                                 outstanding aggregate principal balance of the
                                                                 subordinate notes as of October 13, 2000, inclusive
                                                                 of all accrued interest which was added to the
                                                                 principal, was $37,890,722.  The subordinate loans
                                                                 mature on May 1, 2012.  These loans are subordinate
                                                                 to this mortgage loan pursuant to a subordination
                                                                 and standstill agreement.

                              SCHEDULE I-1



REP.           LOAN NAME                          CONTROL #      EXCEPTIONS
---            ---------                          ---------      -----------

xxxi           Lincoln Business Center            16             Under the terms of the Mortgage, borrower has the
                                                                 right to release a small section of the property.
                                                                 This right is not conditioned upon (a) payment in
                                                                 full of the mortgage loan, (b) delivery of
                                                                 Defeasance Collateral in the form of U.S.
                                                                 government securities, or (c) delivery of
                                                                 substitute real property collateral.
               Riverbank Business Center          8              Partial release of an unimproved parcel is
                                                                 permitted, which is  currently being used as
                                                                 overflow parking.  The release is subject to
                                                                 satisfaction of typical conditions.
               Stateline Plaza                    19             Partial release of unimproved parcel is permitted.
                                                                 The release is subject to satisfaction of typical
                                                                 conditions.
xxxii          231 East 29th Street               108            The property has minor NYC building code violations
                                                                 for which $2,000 was escrowed.
               134 West 92nd Street               110            The property has minor NYC building compliance
                                                                 violations for which $6,000 was escrowed.
xxxiv          287 East 4th Street                91             Individual
               163 Stanton Street                 102            Individual
               Wayne Avenue Plaza                 25             Borrower's organizational documents permit it to
                                                                 incur additional debt.
               Lincoln Business Center            16             Additional debt is not prohibited under the
                                                                 borrower's organizational documents rather, it is
                                                                 prohibited under the mortgage.
               Chester A. Arthur Building         5              Additional debt is not prohibited under the
                                                                 borrower's organizational documents rather, it is
                                                                 prohibited under the mortgage.


                                Schedule I-2


REP.           LOAN NAME                          CONTROL #      EXCEPTIONS
---            ---------                          ---------      -----------


xxxvi          707 Broad Street                   6              A suit was filed by ABS Associates, Ltd. against
                                                                 Hartz Mountain Development Corp. and Hartz 707
                                                                 Broad, Inc. in the Superior Court of the State of
                                                                 New Jersey for Essex County, Docket No. C 330-94
                                                                 (the "Litigation") for alleged breach of fiduciary
                                                                 duties involving the redevelopment of the property
                                                                 and certain financing fees associated with the
                                                                 construction loan at the property.  At origination,
                                                                 the general partners, Hartz 707 Broad, Inc., Hartz
                                                                 Mountain Development Corp., Hartz Mountain
                                                                 Industries, Inc., Hartz Mountain Industries-NJ,
                                                                 LLC, H-707, Inc., Edward Davidson (the foregoing
                                                                 being the "Partners') and ABS Associates, Ltd.
                                                                 ("ABS"), delivered a Litigation Indemnification
                                                                 Agreement whereby the Partners indemnified Borrower
                                                                 and UBS Principal Finance, LLC ("Lender") for any
                                                                 losses resulting from the Litigation, except for
                                                                 losses incurred by Lender due to Lender's inability
                                                                 to include the loan in a Secondary Market
                                                                 Transaction or any downgrade of ratings issued for,
                                                                 or lower rating being applied to the Securities
                                                                 relating to the loan (except as may be related to
                                                                 the dissolution of the Borrower or the sale or
                                                                 other disposition of the property).  ABS's
                                                                 indemnification extends solely to losses resulting
                                                                 from the dissolution of the Borrower or the sale or
                                                                 other disposition of the property.  The Litigation
                                                                 Indemnification Agreement survives until the
                                                                 Litigation is dismissed in its entirety, Borrower
                                                                 has been released from any claims arising in
                                                                 connection with the litigation, or a permitted
                                                                 satisfaction or assignment of the Mortgage and
                                                                 other Loan Documents has occurred.  In addition,
                                                                 the parties to this suit have agreed not to seek
                                                                 the dissolution of the Borrower.


                               Schedule I-3


REP.           LOAN NAME                          CONTROL #      EXCEPTIONS
---            ---------                          ---------      -----------


xlii           231 East 29th Street               108            The date of the report is 6/17/99.
               US West Building                   53             The date of report is 12/1/99.
xlvii(I)       Alta View Shopping Center          51B            The ground lease matures 1/31/10, , which is less
                                                                 than 20 years beyond the Stated Maturity Date of
                                                                 the related Mortgage Loan, with 5 options for 5
                                                                 years each, to 1/31/35.

               Canyon Rim                         51A            The ground lease  matures 1/31/10, which is
                                                                 less than 20 years beyond the Stated
                                                                 Maturity Date of the related Mortgage
                                                                 Loan, with 7 options for 5 years, to
                                                                 1/31/45.

               St. Francis                        14             The ground lease matures 1/31/45, which is less
                                                                 than 20 years beyond the Stated Maturity Date of
                                                                 the related Mortgage Loan.

xlix           Lincoln Business Center            16             As of the date of origination, the property was
                                                                 contained within two tax lots and a portion of said
                                                                 tax lots covered property other than the property.
                                                                 The borrower had commenced and agreed to diligently
                                                                 pursue the process of obtaining separate tax lot
                                                                 identifications for the property, so that no
                                                                 property other than the property was contained in
                                                                 said tax lots.  We have no confirmation that the
                                                                 borrower has completed this process.  Taxes are
                                                                 currently being escrowed for both tax lots.

l              Rite Aid - St. Johnsbury           90             Borrower may defease the loan at any time after
                                                                 September 1, 2001.

               125 Broad Street (Units A and C)   4, 12          Partial defeasance is allowed at 115% of allocated
                                                                 loan amount.

                                 Schedule I-4


REP.           LOAN NAME                          CONTROL #      EXCEPTIONS
---            ---------                          ---------      -----------

lvi            College Suites at Alafaya Club     13             Paine Webber Real Estate Securities, Inc. is the
                                                                 largest preferred equity holder in RSVP, which is a
                                                                 principal in the borrowing entity for this mortgage
                                                                 loan. RSVP is allowed to make capital calls on the
                                                                 preferred and common equity holders.

               125 Broad Street (Units A and C)   4, 12          Lehman Brothers has a minority ownership interest
                                                                 in the property.
lviii

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
620 East Vienna Ave            81        Insite Milwaukee, L.L.C.                        Gerald J. Kostelny
---------------------------------------------------------------------------------------------------------------------
Lincoln Business Center        16        Insite Midway, L.L.C.                           Gerald J. Kostelny
---------------------------------------------------------------------------------------------------------------------
1703 Eastwood Drive            94        InSite Aurora V, L.L.C.                         Gerald J. Kostelny
---------------------------------------------------------------------------------------------------------------------
Fort Davis Shopping Center     73        Alabama/Ft. Davis Shopping Center, LLC          Richmond McCoy, CEO, and
                                                                                         Hal Reiff, CFO
---------------------------------------------------------------------------------------------------------------------
East River Park Shopping       29        East River Park Limited Partnership             Hal Reiff
Center
---------------------------------------------------------------------------------------------------------------------
125 Broad-Unit A (Salomon)     4         125 Broad Unit A LLC                            Steve Witkoff, Jeffrey
                                                                                         Goldberger
---------------------------------------------------------------------------------------------------------------------
125 Broad-Unit C               12        125 Broad Unit C LLC                            Steve Witkoff, Jeffrey
                                                                                         Goldberger
---------------------------------------------------------------------------------------------------------------------
516 East 11th Street           92        516 Associates, Inc.                            Paul W. Stallings
---------------------------------------------------------------------------------------------------------------------
163 Stanton Street             102       Paul W. Stallings                               Paul W. Stallings
---------------------------------------------------------------------------------------------------------------------
287 East 4th Street            91        Paul W. Stallings                               Paul W. Stallings
---------------------------------------------------------------------------------------------------------------------
Shaw's:  Manchester            28        Ocampo Manchester, LLC and Overland Manchester  Robert J. Bond/Evan L.
                                         LLC                                             Roklen
---------------------------------------------------------------------------------------------------------------------
Shaw's North Quincy Plaza      27        North Quincy Center LLC and Overland Quincy LLC Robert Bond and Lawrence
                                                                                         Bond
---------------------------------------------------------------------------------------------------------------------

                                       Schedule I-5